UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  F O R M 8 - K


                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 13, 2003
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                             Jaco Electronics, Inc.
               (Exact name of registrant as specified in charter)


              New York                    000-05896            11-1978958
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    (State or other jurisdiction      (Commission File        (IRS Employer
          of incorporation)                Number)         Identification No.)

145 Oser Avenue, Hauppauge, New York                              11788
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (631) 273-5500
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                               N/A
     (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

                  On November 13, 2003, Jaco Electronics, Inc. (the "Company") issued a press release announcing its financial results for its first quarter of the fiscal year ending June 30, 2004. A copy of the press release is furnished with this report as Exhibit 99.1.

Forward-Looking Statements

                  Statements contained in the exhibit to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those contained in such forward-looking statements. The factors that may affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Exhibit
Number                     Description


99.1                       Press Release dated November 13, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     JACO ELECTRONICS, INC.



Date: November 13, 2003      By: /s/ Jeffrey D. Gash
                                ----------------------------------------------
                                Jeffrey D. Gash,
                                Executive Vice President

                                  EXHIBIT INDEX


Exhibit
Number                     Description

99.1                       Press Release dated November 13, 2003.